UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2023

Date of reporting period:	January 1 , 2023 – December 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 6, 2024

Dear Shareholder:

With the new year comes new beginnings. We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments.

With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced professionals. Your investment team is exploring new and attractive opportunities for your fund, while monitoring changing market conditions. The following pages provide an update on your fund.

Thank you for investing with Putnam.

Performance summary (as of 12/31/23)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2023

Class IA: $5.61	Class IB: $5.55

Annualized total return at net asset value (as of 12/31/23)

			JPMorgan
	Class IA shares	Class IB shares	Developed High
	(2/1/88)	(4/30/98)	Yield Index
1 year	12.29%	12.13%	13.77%
5 years	4.82	4.60	5.43
10 years	3.87	3.62	4.68
Life of fund	6.91	6.69	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Putnam VT High Yield Fund 1

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This table reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Due to rounding, percentages may not equal 100%.

2 Putnam VT High Yield Fund

Report from your fund’s managers

How did high-yield bonds perform during the 12-month reporting period ended December 31, 2023?

The high-yield market registered gains for the year despite bouts of volatility. Heightened geopolitical tensions, tighter credit conditions, high inflation, and the Federal Reserve’s aggressive monetary policy weighed on investor sentiment for much of the period. To tackle the persistently high inflation, the Fed hiked its benchmark interest rate four times in 2023, from a target range of 4.25%–4.50% to 5.25%–5.50%. U.S. Treasury rates rose early in the year then fell across the curve, as inflation cooled, and the risk of a recession receded. In turn, fundamentals and market technicals remained surprisingly resilient. The asset class experienced a strong rally in the fourth quarter, due to signs that inflation was moderating and optimism that the Fed would begin to cut rates in the second half of 2024. Although the rally was interest-rate driven, it was broad based.

How did Putnam VT High Yield Fund perform in this environment?

For the 12-month reporting period, the fund’s class IA shares returned 12.29%, underperforming the benchmark, the JPMorgan Developed High Yield Index, which returned 13.77%.

What decisions had the biggest influence on the fund’s performance relative to the benchmark during the period?

Security selection within technology and telecommunications, plus underweight positioning and security selection within utilities were the top contributors to relative returns. Underweight exposure and security selection within automotive and retail, along with security selection within energy, were the largest detractors from relative performance.

In terms of individual holdings, our decision to not invest in Diebold Nixdorf, a financial and retail technology company, was the top positive contributor to relative returns. The company struggled in the aftermath of its filing for bankruptcy in June 2023. An overweight exposure to OneMain Financial and Freedom Mortgage Corp. contributed to relative returns as well. On the other hand, security selection and an overweight exposure to the drugmaker Mallinckrodt was the largest single detractor from relative returns due to the firm’s bankruptcy filing in October 2023. The fund’s lack of exposure to Carvana and underweight positioning in Dish Network also weighed on relative performance.

What is your outlook for the coming months?

The high-yield market, along with other risk assets, performed strongly in 2023, as recession risks and inflation readings declined. Corporate fundamentals remained resilient, and high-yield market technicals were supportive. We expect these trends to persist in 2024 against a backdrop of slower economic growth. Valuations are somewhat less compelling after a particularly strong fourth-quarter rally in 2023, in our view. Macroeconomic forces of slower growth, a tight labor market, and inflation still above the Fed’s 2% target persist. While interest rates may remain higher for longer, we are likely to see rate reductions in 2024 following dovish rhetoric from the Fed, in our view.

We remain focused on industry and company fundamentals, the health of balance sheets, generation and use of free cash flow, and the resiliency of credits to slower economic growth. The U.S. high-yield default rate, including distressed exchanges, declined marginally. It ended December 2023 at 2.84%, well below long-term historical averages. Technicals remained supportive, as demand for risk assets improve during calendar 2023. Lower new issuance, coupled with high rising-star volume, should create a somewhat supportive technical backdrop, in our opinion. Yields are now near their long-term median, while credit spreads have tightened to levels that we believe are fair but not compelling. Historically, yields at their current level have been a good entry point for the asset class.

Risks to our outlook include further banking sector volatility, policy missteps from global central banks, a more severe slowdown or recession, and heightened geopolitical tensions. Due to tighter financial conditions and the potential for rising default rates, we reduced risk in the portfolio by maintaining an overweight allocation to higher-quality split-BBB-rated bonds. [A split-bond rating occurs when the credit rating agencies give different ratings to the same issue.] We also decreased the fund’s exposure to the lower-quality segment of the market by further underweighting its exposure to CCC-rated securities relative to the benchmark.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/23 to 12/31/23. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/22*	0.74%	0.99%
Annualized expense ratio for the six-month
period ended 12/31/23†	0.75%	1.00%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/23		ended 12/31/23
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.91	$5.21	$3.82	$5.09
Ending value
(after
expenses)	$1,068.60	$1,067.30	$1,021.42	$1,020.16

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/23. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

4 Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT High Yield Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 6, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT High Yield Fund 5

The fund’s portfolio 12/31/23

		Principal
CORPORATE BONDS AND NOTES (82.8%)*		amount	Value

Advertising and marketing services (0.6%)
Clear Channel Outdoor Holdings,
Inc. 144A company guaranty sr. notes
5.125%, 8/15/27		$60,000	$57,275
Clear Channel Outdoor Holdings, Inc.
144A company guaranty sr. unsec.
sub. notes 7.75%, 4/15/28		250,000	215,551
Outfront Media Capital, LLC/Outfront
Media Capital Corp. 144A company
guaranty sr. notes 7.375%, 2/15/31		280,000	294,039
Outfront Media Capital, LLC/
Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes
5.00%, 8/15/27		260,000	251,315
			818,180
Automotive (0.3%)
IHO Verwaltungs GmbH sr. unsub.
notes Ser. REGS, 8.75%, 5/15/28
(Germany) ‡‡	EUR	410,000	493,355
			493,355
Broadcasting (2.3%)
Banijay Entertainment SASU 144A sr.
notes 8.125%, 5/1/29 (France)		$500,000	514,768
Beasley Mezzanine Holdings, LLC
144A company guaranty sr. notes
8.625%, 2/1/26		20,000	13,200
Gray Escrow II, Inc. 144A sr. unsec.
bonds 5.375%, 11/15/31		710,000	535,694
iHeartCommunications, Inc.
company guaranty sr. unsec. notes
8.375%, 5/1/27		372,569	241,825
iHeartCommunications, Inc.
144A company guaranty sr. notes
5.25%, 8/15/27		75,000	59,593
Nexstar Media, Inc. 144A company
guaranty sr. unsec. notes
4.75%, 11/1/28		95,000	87,541
Scripps Escrow II, Inc. 144A sr. notes
3.875%, 1/15/29		160,000	141,509
Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. bonds
3.875%, 9/1/31		350,000	299,420
Sirius XM Radio, Inc. 144A
company guaranty sr. unsec. notes
4.00%, 7/15/28		380,000	351,440
Townsquare Media, Inc. 144A sr. notes
6.875%, 2/1/26		235,000	230,206
Univision Communications, Inc.
144A company guaranty sr. notes
6.625%, 6/1/27		295,000	294,195
Univision Communications, Inc. 144A
sr. notes 8.00%, 8/15/28		200,000	206,324
Univision Communications, Inc. 144A
sr. notes 7.375%, 6/30/30		380,000	378,910
			3,354,625
Building materials (2.5%)
American Builders & Contractors
Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		295,000	279,152
American Builders & Contractors
Supply Co., Inc. 144A sr. unsec. notes
3.875%, 11/15/29		295,000	262,983

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Building materials cont.
BCPE Ulysses Intermediate, Inc. 144A
sr. unsec. notes 7.75%, 4/1/27 ‡‡		$100,000	$93,202
Camelot Return Merger Sub, Inc. 144A
sr. notes 8.75%, 8/1/28		455,000	461,838
JELD-WEN, Inc. 144A company
guaranty sr. unsec. notes
4.875%, 12/15/27		680,000	642,600
LBM Acquisition, LLC 144A
company guaranty sr. unsec. notes
6.25%, 1/15/29		250,000	223,238
Masonite International Corp. 144A
company guaranty sr. unsec. notes
5.375%, 2/1/28		125,000	120,000
Masonite International Corp. 144A
company guaranty sr. unsec. notes
3.50%, 2/15/30		325,000	281,717
MIWD Holdco II, LLC/MIWD Finance
Corp. 144A company guaranty sr.
unsec. notes 5.50%, 2/1/30		170,000	150,450
Standard Industries, Inc. sr. unsec.
notes Ser. REGS, 2.25%, 11/21/26	EUR	100,000	103,951
Standard Industries, Inc. 144A sr.
unsec. bonds 3.375%, 1/15/31		$35,000	30,109
Standard Industries, Inc. 144A sr.
unsec. notes 5.00%, 2/15/27		210,000	204,737
Standard Industries, Inc. 144A sr.
unsec. notes 4.75%, 1/15/28		30,000	28,881
Standard Industries, Inc. 144A sr.
unsec. notes 4.375%, 7/15/30		630,000	578,585
White Cap Buyer, LLC 144A sr. unsec.
notes 6.875%, 10/15/28		290,000	280,723
			3,742,166
Capital goods (8.3%)
Adient Global Holdings, Ltd. company
guaranty sr. unsec. unsub. notes
Ser. REGS, 3.50%, 8/15/24	EUR	32,880	35,937
Amsted Industries, Inc. 144A
company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27		$100,000	99,642
Amsted Industries, Inc. 144A sr. unsec.
bonds 4.625%, 5/15/30		225,000	205,925
Ardagh Metal Packaging Finance USA,
LLC/Ardagh Metal Packaging Finance
PLC sr. unsec. notes Ser. REGS,
3.00%, 9/1/29	EUR	100,000	88,610
Ardagh Metal Packaging Finance
USA, LLC/Ardagh Metal Packaging
Finance PLC 144A sr. unsec. notes
4.00%, 9/1/29		$400,000	338,591
Ardagh Packaging Finance PLC/
Ardagh Holdings USA, Inc. 144A sr.
unsec. notes 5.25%, 8/15/27 (Ireland)		280,000	217,522
Benteler International AG 144A
company guaranty sr. notes 10.50%,
5/15/28 (Austria)		540,000	571,050
Bombardier, Inc. 144A sr. unsec. notes
7.875%, 4/15/27 (Canada)		174,000	174,031
Bombardier, Inc. 144A sr. unsec. notes
7.50%, 2/1/29 (Canada)		105,000	106,741
Bombardier, Inc. 144A sr. unsec. notes
7.125%, 6/15/26 (Canada)		156,000	155,272
Bombardier, Inc. 144A sr.
unsec. unsub. notes 8.75%,
11/15/30 (Canada)		260,000	276,823

6 Putnam VT High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Capital goods cont.
Chart Industries, Inc. 144A company
guaranty sr. notes 7.50%, 1/1/30		$335,000	$350,158
Chart Industries, Inc. 144A
company guaranty sr. unsec. notes
9.50%, 1/1/31		360,000	391,022
Clarios Global LP 144A company
guaranty sr. notes 6.75%, 5/15/25		477,000	481,198
Clarios Global LP 144A sr. notes
6.75%, 5/15/28		215,000	219,346
Clarios Global LP/Clarios US Finance
Co. company guaranty sr. notes
Ser. REGS, 4.375%, 5/15/26	EUR	115,000	125,600
Clean Harbors, Inc. 144A company
guaranty sr. unsec. unsub. notes
6.375%, 2/1/31		$275,000	279,415
Covanta Holding Corp. 144A
company guaranty sr. unsec. notes
4.875%, 12/1/29		170,000	148,527
Crown Cork & Seal Co., Inc.
company guaranty sr. unsec. bonds
7.375%, 12/15/26		155,000	162,750
Emerald Debt Merger Sub, LLC 144A
sr. notes 6.625%, 12/15/30		355,000	362,100
GFL Environmental, Inc. 144A
company guaranty sr. unsec. notes
4.75%, 6/15/29 (Canada)		240,000	226,070
GFL Environmental, Inc. 144A
company guaranty sr. unsec. notes
4.00%, 8/1/28 (Canada)		70,000	64,707
GFL Environmental, Inc. 144A sr. notes
6.75%, 1/15/31 (Canada)		115,000	118,482
Great Lakes Dredge & Dock Corp. 144A
company guaranty sr. unsec. notes
5.25%, 6/1/29		755,000	641,909
Howmet Aerospace, Inc. sr. unsec.
unsub. bonds 5.95%, 2/1/37		200,000	208,765
Howmet Aerospace, Inc. sr. unsec.
unsub. notes 3.00%, 1/15/29		455,000	415,756
Madison IAQ, LLC 144A sr. notes
4.125%, 6/30/28		235,000	213,648
Madison IAQ, LLC 144A sr. unsec.
notes 5.875%, 6/30/29		540,000	475,785
MajorDrive Holdings IV, LLC 144A sr.
unsec. notes 6.375%, 6/1/29		210,000	180,836
MajorDrive Holdings IV, LLC bank term
loan FRN Ser. B, 1.000%, 6/1/28		461	459
Owens-Brockway Glass Container,
Inc. 144A company guaranty sr.
unsec. notes 7.25%, 5/15/31		420,000	425,834
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc. 144A company
guaranty sr. unsec. notes
8.50%, 5/15/27		235,000	235,819
Ritchie Bros Holdings, Inc. 144A
company guaranty sr. notes
6.75%, 3/15/28		115,000	118,450
Ritchie Bros Holdings, Inc. 144A
company guaranty sr. unsec. unsub.
notes 7.75%, 3/15/31		395,000	421,169
Roller Bearing Co. of America, Inc.
144A sr. notes 4.375%, 10/15/29		400,000	370,172

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Capital goods cont.
Sensata Technologies BV 144A
company guaranty sr. unsec. notes
4.00%, 4/15/29		$200,000	$185,863
Sensata Technologies BV 144A
company guaranty sr. unsec. unsub.
notes 5.875%, 9/1/30		490,000	486,823
Spirit AeroSystems, Inc. 144A
company guaranty sr. notes
9.75%, 11/15/30		475,000	510,613
Spirit AeroSystems, Inc. 144A sr.
unsub. notes 9.375%, 11/30/29		170,000	186,027
Terex Corp. 144A company guaranty
sr. unsec. notes 5.00%, 5/15/29		235,000	221,488
TransDigm, Inc. company guaranty sr.
unsec. sub. notes 4.875%, 5/1/29		470,000	439,302
TransDigm, Inc. company guaranty sr.
unsec. sub. notes 4.625%, 1/15/29		245,000	230,024
TransDigm, Inc. 144A company
guaranty sr. notes 7.125%, 12/1/31		70,000	73,354
TransDigm, Inc. 144A sr. notes
6.875%, 12/15/30		290,000	298,700
TransDigm, Inc. 144A sr. notes
6.75%, 8/15/28		355,000	363,875
Vertical Midco GMBH company
guaranty sr. notes Ser. REGS, 4.375%,
7/15/27 (Germany)	EUR	310,000	330,089
			12,234,279
Chemicals (4.3%)
Avient Corp. 144A sr. unsec. unsub.
notes 7.125%, 8/1/30		$415,000	431,707
Axalta Coating Systems, LLC 144A
company guaranty sr. unsec. notes
3.375%, 2/15/29		650,000	583,329
Celanese US Holdings, LLC company
guaranty sr. unsec. notes 6.33%,
7/15/29 (Germany)		455,000	476,964
Herens Holdco SARL 144A company
guaranty sr. notes 4.75%, 5/15/28
(Luxembourg)		380,000	311,747
Ingevity Corp. 144A company
guaranty sr. unsec. notes
3.875%, 11/1/28		245,000	218,969
LSF11 A5 HoldCo, LLC 144A sr. unsec.
notes 6.625%, 10/15/29		355,000	300,201
Olympus Water US Holding Corp. sr.
notes Ser. REGS, 3.875%, 10/1/28	EUR	155,000	155,764
Olympus Water US Holding Corp.
144A sr. notes 9.75%, 11/15/28		$220,000	233,506
Olympus Water US Holding Corp.
144A sr. notes 4.25%, 10/1/28		520,000	467,893
Olympus Water US Holding Corp.
144A sr. unsec. notes 6.25%, 10/1/29		380,000	337,501
PMHC II, Inc. 144A sr. unsec. notes
9.00%, 2/15/30		420,000	333,027
SCIH Salt Holdings, Inc. 144A sr. notes
4.875%, 5/1/28		525,000	491,041
SCIH Salt Holdings, Inc. 144A sr.
unsec. notes 6.625%, 5/1/29		415,000	387,287
SCIL IV, LLC/SCIL USA Holdings, LLC
144A sr. notes 5.375%, 11/1/26		240,000	226,500

Putnam VT High Yield Fund 7

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Chemicals cont.
Trinseo Materials Operating SCA/
Trinseo Materials Finance, Inc. 144A
company guaranty sr. unsec. notes
5.125%, 4/1/29 (Luxembourg)		$105,000	$42,786
Tronox, Inc. 144A company guaranty
sr. unsec. notes 4.625%, 3/15/29		350,000	310,029
WR Grace Holdings, LLC 144A
company guaranty sr. notes
4.875%, 6/15/27		185,000	177,989
WR Grace Holdings, LLC 144A sr. notes
7.375%, 3/1/31		355,000	354,113
WR Grace Holdings, LLC 144A sr.
unsec. notes 5.625%, 8/15/29		505,000	444,378
			6,284,731
Commercial and consumer services (2.8%)
ADT Security Corp. 144A sr. notes
4.125%, 8/1/29		305,000	280,676
Allied Universal Holdco LLC/Allied
Universal Finance Corp. 144A sr. notes
6.625%, 7/15/26		145,000	144,239
Allied Universal Holdco LLC/Allied
Universal Finance Corp. 144A sr.
unsec. notes 6.00%, 6/1/29		340,000	277,200
Allied Universal Holdco LLC/Allied
Universal Finance Corp./Atlas
Luxco 4 SARL sr. notes Ser. REGS,
3.625%, 6/1/28	EUR	185,000	178,953
Block, Inc. sr. unsec. notes
3.50%, 6/1/31		$580,000	515,012
Carriage Services, Inc. 144A
company guaranty sr. unsec. notes
4.25%, 5/15/29		235,000	208,713
Garda World Security Corp. 144A sr.
notes 7.75%, 2/15/28 (Canada)		80,000	82,500
Garda World Security Corp. 144A sr.
unsec. notes 6.00%, 6/1/29 (Canada)		65,000	58,265
Gartner, Inc. 144A company guaranty
sr. unsec. bonds 3.75%, 10/1/30		395,000	349,169
GTCR W-2 Merger Sub, LLC 144A sr.
notes 7.50%, 1/15/31		365,000	385,704
GW B-CR Security Corp. 144A sr.
unsec. notes 9.50%, 11/1/27 (Canada)		138,000	139,125
Neptune Bidco US, Inc. 144A sr. notes
9.29%, 4/15/29		515,000	480,236
Prime Security Services Borrower,
LLC/Prime Finance, Inc. 144A
company guaranty sr. notes
3.375%, 8/31/27		165,000	152,987
Prime Security Services Borrower,
LLC/Prime Finance, Inc. 144A notes
6.25%, 1/15/28		255,000	253,513
Sabre GLBL, Inc. 144A company
guaranty sr. sub. notes 8.625%, 6/1/27		230,000	209,304
Shift4 Payments, LLC/Shift4
Payments Finance Sub, Inc. 144A
company guaranty sr. unsec. notes
4.625%, 11/1/26		475,000	461,895
			4,177,491

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Communication services (5.7%)
Altice Financing SA 144A company
guaranty sr. notes 5.00%, 1/15/28
(Luxembourg)	$205,000	$185,825
Altice France SA 144A company
guaranty sr. notes 5.50%,
10/15/29 (France)	230,000	180,349
Altice France SA 144A company
guaranty sr. notes 5.50%,
1/15/28 (France)	400,000	329,430
Altice France SA 144A company
guaranty sr. notes 5.125%,
7/15/29 (France)	280,000	217,845
CCO Holdings, LLC/CCO Holdings
Capital Corp. sr. unsec. bonds
4.50%, 5/1/32	340,000	291,198
CCO Holdings, LLC/CCO Holdings
Capital Corp. 144A sr. unsec. bonds
5.375%, 6/1/29	675,000	636,246
CCO Holdings, LLC/CCO Holdings
Capital Corp. 144A sr. unsec. bonds
4.75%, 3/1/30	1,010,000	922,891
CCO Holdings, LLC/CCO Holdings
Capital Corp. 144A sr. unsec. notes
4.25%, 2/1/31	330,000	288,397
CCO Holdings, LLC/CCO Holdings
Capital Corp. 144A sr. unsec. unsub.
notes 4.75%, 2/1/32	550,000	485,078
CSC Holdings, LLC sr. unsec. unsub.
bonds 5.25%, 6/1/24	105,000	102,785
CSC Holdings, LLC 144A company
guaranty sr. unsec. notes
6.50%, 2/1/29	375,000	330,975
CSC Holdings, LLC 144A company
guaranty sr. unsec. notes
5.375%, 2/1/28	515,000	454,917
CSC Holdings, LLC 144A company
guaranty sr. unsec. notes
4.125%, 12/1/30	200,000	152,150
CSC Holdings, LLC 144A sr. unsec.
bonds 5.75%, 1/15/30	425,000	264,563
DIRECTV Holdings, LLC/DIRECTV
Financing Co., Inc. 144A sr. notes
5.875%, 8/15/27	305,000	286,571
DISH DBS Corp. company guaranty sr.
unsec. unsub. notes 5.125%, 6/1/29	420,000	216,464
DISH DBS Corp. 144A company
guaranty sr. notes 5.75%, 12/1/28	90,000	71,784
DISH DBS Corp. 144A company
guaranty sr. notes 5.25%, 12/1/26	165,000	141,364
Embarq Corp. sr. unsec. unsub. bonds
7.995%, 6/1/36	530,000	331,250
Frontier Communications Corp.
144A company guaranty sr. notes
5.875%, 10/15/27	450,000	434,746
Frontier Communications Holdings,
LLC 144A company guaranty sr. notes
8.75%, 5/15/30	295,000	303,469
Level 3 Financing, Inc. 144A company
guaranty sr. notes 10.50%, 5/15/30	145,000	140,604
Level 3 Financing, Inc. 144A
company guaranty sr. unsec. notes
4.25%, 7/1/28	295,000	146,025

8 Putnam VT High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Communication services cont.
Viasat, Inc. 144A sr. unsec. notes
7.50%, 5/30/31		$340,000	$265,625
Virgin Media Finance PLC 144A
sr. unsec. bonds 5.00%, 7/15/30
(United Kingdom)		475,000	418,789
Virgin Media Secured Finance PLC
144A company guaranty sr. sub. notes
4.50%, 8/15/30 (United Kingdom)		245,000	218,124
VZ Secured Financing BV 144A sr.
notes 5.00%, 1/15/32 (Netherlands)		240,000	202,800
Ziggo Bond Co. BV 144A sr. unsec.
notes 6.00%, 1/15/27 (Netherlands)		420,000	408,770
			8,429,034
Construction (1.2%)
Beacon Roofing Supply, Inc.
144A company guaranty sr. notes
6.50%, 8/1/30		90,000	92,022
Beacon Roofing Supply, Inc.
144A company guaranty sr. notes
4.50%, 11/15/26		155,000	150,284
Beacon Roofing Supply, Inc. 144A sr.
unsec. unsub. notes 4.125%, 5/15/29		255,000	232,472
Builders FirstSource, Inc. 144A
company guaranty sr. unsec. bonds
6.375%, 6/15/32		135,000	137,859
Builders FirstSource, Inc. 144A
company guaranty sr. unsec. bonds
4.25%, 2/1/32		320,000	288,634
Cemex SAB de CV sr. unsec. sub. FRB
Ser. REGS, 9.125%, 3/14/53 (Mexico)		400,000	424,500
CP Atlas Buyer, Inc. 144A sr. unsec.
notes 7.00%, 12/1/28		145,000	126,227
Smyrna Ready Mix Concrete, LLC 144A
sr. notes 8.875%, 11/15/31		350,000	367,938
			1,819,936
Consumer (0.3%)
Spectrum Brands, Inc. 144A
company guaranty sr. unsec. bonds
5.00%, 10/1/29		455,000	434,127
Spectrum Brands, Inc. 144A
company guaranty sr. unsec. bonds
3.875%, 3/15/31		70,000	63,700
			497,827
Consumer staples (4.3%)
1011778 BC ULC/New Red
Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada)		590,000	529,170
Albertsons Cos., Inc./Safeway, Inc./
New Albertsons LP/Albertsons, LLC
144A company guaranty sr. unsec.
notes 4.875%, 2/15/30		500,000	478,663
Albertsons Cos., Inc./Safeway, Inc./
New Albertsons LP/Albertsons, LLC
144A company guaranty sr. unsec.
notes 4.625%, 1/15/27		215,000	209,024
Aramark Services, Inc. 144A
company guaranty sr. unsec. notes
5.00%, 2/1/28		435,000	421,967
Avis Budget Car Rental, LLC/
Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. notes
8.00%, 2/15/31		30,000	29,959
Avis Budget Finance PLC 144A sr.
unsec. notes 7.25%, 7/31/30	EUR	445,000	525,209

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Consumer staples cont.
CDW, LLC/CDW Finance Corp.
company guaranty sr. unsec. notes
3.25%, 2/15/29	$330,000	$301,750
Coty, Inc. 144A company guaranty sr.
notes 4.75%, 1/15/29	310,000	295,681
Coty, Inc./HFC Prestige Products,
Inc./HFC Prestige International US,
LLC 144A company guaranty sr. notes
6.625%, 7/15/30	245,000	251,691
Fertitta Entertainment, LLC/Fertitta
Entertainment Finance Co., Inc.
144A company guaranty sr. notes
4.625%, 1/15/29	150,000	136,106
Fertitta Entertainment, LLC/Fertitta
Entertainment Finance Co., Inc. 144A
company guaranty sr. unsec. notes
6.75%, 1/15/30	215,000	188,771
Herc Holdings, Inc. 144A company
guaranty sr. unsec. notes
5.50%, 7/15/27	500,000	493,659
Hertz Corp. (The) 144A company
guaranty sr. unsec. notes
5.00%, 12/1/29	505,000	414,255
Hertz Corp. (The) 144A company
guaranty sr. unsec. notes
4.625%, 12/1/26	30,000	26,896
IRB Holding Corp. 144A company
guaranty sr. notes 7.00%, 6/15/25	325,000	325,000
Lamb Weston Holdings, Inc. 144A
company guaranty sr. unsec. notes
4.125%, 1/31/30	370,000	341,114
Match Group Holdings II, LLC 144A sr.
unsec. notes 4.125%, 8/1/30	25,000	22,685
Match Group Holdings II, LLC 144A sr.
unsec. unsub. notes 4.625%, 6/1/28	425,000	406,938
PECF USS Intermediate Holding
III Corp. 144A sr. unsec. notes
8.00%, 11/15/29	430,000	219,300
TripAdvisor, Inc. 144A company
guaranty sr. unsec. notes
7.00%, 7/15/25	300,000	300,714
US Foods, Inc. 144A company
guaranty sr. unsec. notes
7.25%, 1/15/32	120,000	125,125
US Foods, Inc. 144A company
guaranty sr. unsec. notes
4.75%, 2/15/29	215,000	204,195
VM Consolidated, Inc. 144A
company guaranty sr. unsec. notes
5.50%, 4/15/29	180,000	169,990
		6,417,862
Energy (oil field) (0.8%)
Nabors Industries, Inc. company
guaranty sr. unsec. notes
5.75%, 2/1/25	270,000	269,910
Nabors Industries, Inc. 144A
company guaranty sr. unsec. notes
7.375%, 5/15/27	280,000	274,311
USA Compression Partners LP/
USA Compression Finance Corp.
company guaranty sr. unsec. notes
6.875%, 4/1/26	230,000	229,030

Putnam VT High Yield Fund 9

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Energy (oil field) cont.
USA Compression Partners LP/USA
Compression Finance Corp. company
guaranty sr. unsec. unsub. notes
6.875%, 9/1/27	$375,000	$370,555
		1,143,806
Entertainment (1.7%)
CDI Escrow Issuer, Inc. 144A sr. unsec.
notes 5.75%, 4/1/30	315,000	306,338
Churchill Downs, Inc. 144A
company guaranty sr. unsec. notes
6.75%, 5/1/31	60,000	60,896
Cinemark USA, Inc. 144A company
guaranty sr. unsec. notes
5.25%, 7/15/28	330,000	302,743
Live Nation Entertainment, Inc. 144A
company guaranty sr. unsec. sub.
notes 5.625%, 3/15/26	230,000	227,898
Live Nation Entertainment, Inc. 144A
sr. notes 6.50%, 5/15/27	160,000	162,804
NCL Corp., Ltd. 144A company
guaranty sr. notes 8.125%, 1/15/29	150,000	156,750
NCL Corp., Ltd. 144A sr. unsec. unsub.
notes 7.75%, 2/15/29	215,000	216,881
Royal Caribbean Cruises, Ltd. 144A
company guaranty sr. unsec. notes
7.25%, 1/15/30	205,000	214,098
Royal Caribbean Cruises, Ltd. 144A
company guaranty sr. unsec. unsub.
notes 9.25%, 1/15/29	500,000	537,812
Royal Caribbean Cruises, Ltd. 144A sr.
unsec. notes 5.50%, 8/31/26	210,000	207,931
Royal Caribbean Cruises, Ltd. 144A sr.
unsec. notes 4.25%, 7/1/26	75,000	72,441
		2,466,592
Financials (5.8%)
AG Issuer, LLC 144A sr. notes
6.25%, 3/1/28	275,000	273,368
Alliant Holdings Intermediate, LLC/
Alliant Holdings Co-Issuer 144A sr.
unsec. notes 6.75%, 10/15/27	465,000	463,356
Ally Financial, Inc. company guaranty
sr. unsec. notes 8.00%, 11/1/31	370,000	405,335
Aretec Escrow Issuer 2, Inc. 144A
company guaranty sr. unsec. notes
10.00%, 8/15/30	265,000	281,602
Aretec Escrow Issuer, Inc. 144A sr.
unsec. notes 7.50%, 4/1/29	335,000	301,544
Bank of America Corp. jr.
unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	140,000	138,671
Cobra AcquisitionCo, LLC 144A
company guaranty sr. unsec. notes
6.375%, 11/1/29	360,000	277,452
Credit Acceptance Corp. 144A
company guaranty sr. unsec. notes
9.25%, 12/15/28	440,000	469,018
Dresdner Funding Trust I 144A jr.
unsec. sub. notes 8.151%, 6/30/31	150,000	165,375
Freedom Mortgage Corp. 144A sr.
unsec. notes 12.25%, 10/1/30	95,000	103,313
Freedom Mortgage Corp. 144A sr.
unsec. notes 12.00%, 10/1/28	140,000	152,425

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Financials cont.
Freedom Mortgage Corp. 144A sr.
unsec. notes 7.625%, 5/1/26	$235,000	$231,933
Freedom Mortgage Corp. 144A sr.
unsec. sub. notes 6.625%, 1/15/27	175,000	167,014
GGAM Finance, Ltd. 144A company
guaranty sr. unsec. notes 8.00%,
2/15/27 (Ireland)	130,000	133,255
goeasy, Ltd. 144A company
guaranty sr. unsec. notes 9.25%,
12/1/28 (Canada)	210,000	224,274
goeasy, Ltd. 144A company
guaranty sr. unsec. notes 4.375%,
5/1/26 (Canada)	195,000	187,745
HUB International, Ltd. 144A sr. notes
7.25%, 6/15/30	205,000	216,527
HUB International, Ltd. 144A sr. unsec.
notes 7.00%, 5/1/26	70,000	70,271
HUB International, Ltd. 144A sr. unsec.
notes 5.625%, 12/1/29	100,000	95,397
Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
company guaranty sr. unsec. notes
6.25%, 5/15/26	250,000	238,528
Icahn Enterprises LP/Icahn
Enterprises Finance Corp. company
guaranty sr. unsec. sub. notes
4.375%, 2/1/29	165,000	137,785
Ladder Capital Finance Holdings,
LLLP/Ladder Capital Finance Corp.
144A company guaranty sr. unsec.
notes 4.75%, 6/15/29 R	275,000	247,963
Ladder Capital Finance Holdings,
LLLP/Ladder Capital Finance Corp.
144A sr. unsec. notes 4.25%, 2/1/27 R	385,000	362,755
Lloyds Banking Group PLC jr. unsec.
sub. FRB 7.50%, perpetual maturity
(United Kingdom)	328,000	324,688
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec.
notes 5.75%, 11/15/31	355,000	331,005
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec.
notes 5.50%, 8/15/28	390,000	375,016
OneMain Finance Corp. company
guaranty sr. unsec. sub. notes
7.125%, 3/15/26	160,000	163,006
OneMain Finance Corp. company
guaranty sr. unsec. sub. notes
6.625%, 1/15/28	320,000	323,052
OneMain Finance Corp. company
guaranty sr. unsec. unsub. notes
5.375%, 11/15/29	185,000	173,234
PennyMac Financial Services, Inc.
144A company guaranty sr. unsec.
notes 7.875%, 12/15/29	320,000	329,397
PennyMac Financial Services, Inc.
144A company guaranty sr. unsec.
notes 5.375%, 10/15/25	255,000	252,011
PHH Mortgage Corp. 144A company
guaranty sr. notes 7.875%, 3/15/26	345,000	308,982
Societe Generale SA 144A jr.
unsec. sub. FRN 4.75%, perpetual
maturity (France)	255,000	223,685

10 Putnam VT High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Financials cont.
Societe Generale SA 144A jr. unsec.
sub. notes 5.375%, perpetual
maturity (France)		$260,000	$212,715
USI, Inc./NY 144A sr. unsec. notes
7.50%, 1/15/32		160,000	163,400
			8,525,097
Forest products and packaging (2.3%)
Boise Cascade Co. 144A company
guaranty sr. unsec. notes
4.875%, 7/1/30		575,000	539,891
Graphic Packaging International, LLC
company guaranty sr. unsec. unsub.
notes Ser. REGS, 2.625%, 2/1/29	EUR	215,000	218,658
Graphic Packaging International, LLC
144A company guaranty sr. unsec.
notes 3.75%, 2/1/30		$250,000	225,053
Intelligent Packaging Holdco Issuer
LP 144A sr. unsec. notes 9.00%,
1/15/26 (Canada) ‡‡		260,000	218,400
Intelligent Packaging, Ltd., Finco,
Inc./Intelligent Packaging, Ltd.
Co-Issuer, LLC 144A sr. notes 6.00%,
9/15/28 (Canada)		320,000	298,102
Kleopatra Holdings 2 SCA company
guaranty sr. unsec. notes Ser. REGS,
6.50%, 9/1/26 (Luxembourg)	EUR	240,000	137,201
Louisiana-Pacific Corp. 144A sr.
unsec. notes 3.625%, 3/15/29		$245,000	219,386
Mauser Packaging Solutions Holding
Co. 144A company guaranty notes
9.25%, 4/15/27		390,000	382,806
Mauser Packaging Solutions Holding
Co. 144A sr. notes 7.875%, 8/15/26		350,000	356,188
Mercer International, Inc. sr. unsec.
notes 5.125%, 2/1/29 (Canada)		275,000	236,211
Mercer International, Inc.
144A sr. unsec. notes 12.875%,
10/1/28 (Canada)		170,000	185,819
Pactiv Evergreen Group Issuer, LLC/
Pactiv Evergreen Group Issuer, Inc.
144A sr. notes 4.375%, 10/15/28		325,000	303,841
			3,321,556
Gaming and lottery (4.0%)
Boyd Gaming Corp. 144A sr. unsec.
bonds 4.75%, 6/15/31		545,000	500,214
Caesars Entertainment, Inc. 144A sr.
notes 7.00%, 2/15/30		520,000	533,227
Caesars Entertainment, Inc. 144A sr.
unsec. notes 4.625%, 10/15/29		635,000	572,774
Caesars Resort Collection, LLC/CRC
Finco, Inc. 144A company guaranty sr.
notes 5.75%, 7/1/25		110,000	109,988
Everi Holdings, Inc. 144A company
guaranty sr. unsec. notes
5.00%, 7/15/29		665,000	603,641
Las Vegas Sands Corp. sr. unsec.
unsub. notes 3.90%, 8/8/29		375,000	345,528
Light & Wonder International, Inc.
144A company guaranty sr. unsec.
notes 7.50%, 9/1/31		70,000	73,014
Light & Wonder International, Inc.
144A company guaranty sr. unsec.
notes 7.25%, 11/15/29		540,000	552,911

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Gaming and lottery cont.
Penn Entertainment, Inc. 144A sr.
unsec. notes 5.625%, 1/15/27	$465,000	$450,810
Penn Entertainment, Inc. 144A sr.
unsec. notes 4.125%, 7/1/29	100,000	85,500
Scientific Games Holdings LP/
Scientific Games US FinCo., Inc. 144A
sr. unsec. notes 6.625%, 3/1/30	525,000	496,351
Station Casinos, LLC 144A sr. unsec.
bonds 4.625%, 12/1/31	275,000	247,960
Station Casinos, LLC 144A sr. unsec.
notes 4.50%, 2/15/28	305,000	287,563
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 144A company guaranty
sr. unsec. sub. notes 5.25%, 5/15/27	315,000	306,528
Wynn Resorts Finance, LLC/Wynn
Resorts Capital Corp. 144A company
guaranty sr. unsec. unsub. notes
7.125%, 2/15/31	290,000	300,513
Wynn Resorts Finance, LLC/Wynn
Resorts Capital Corp. 144A sr. unsec.
bonds 5.125%, 10/1/29	435,000	410,547
		5,877,069
Health care (6.8%)
1375209 BC, Ltd. 144A sr. notes 9.00%,
1/30/28 (Canada)	33,000	32,178
Bausch & Lomb Escrow Corp. 144A sr.
notes 8.375%, 10/1/28 (Canada)	440,000	464,174
Bausch Health Cos., Inc. 144A
company guaranty sr. notes
6.125%, 2/1/27	225,000	151,875
Bausch Health Cos., Inc. 144A sr. notes
4.875%, 6/1/28	280,000	168,628
Centene Corp. sr. unsec. bonds
3.00%, 10/15/30	165,000	142,897
Centene Corp. sr. unsec. notes
4.625%, 12/15/29	285,000	273,237
Charles River Laboratories
International, Inc. 144A company
guaranty sr. unsec. notes
4.00%, 3/15/31	160,000	144,400
Charles River Laboratories
International, Inc. 144A company
guaranty sr. unsec. notes
3.75%, 3/15/29	220,000	201,850
CHS/Community Health Systems,
Inc. 144A company guaranty sr. notes
10.875%, 1/15/32	160,000	167,221
CHS/Community Health Systems,
Inc. 144A company guaranty sr. notes
8.00%, 3/15/26	52,000	51,826
CHS/Community Health Systems,
Inc. 144A company guaranty sr. notes
6.00%, 1/15/29	35,000	31,505
CHS/Community Health Systems,
Inc. 144A company guaranty sr. notes
5.625%, 3/15/27	225,000	209,055
CHS/Community Health Systems, Inc.
144A company guaranty sr. unsec.
sub. notes 6.875%, 4/1/28	240,000	147,300
CHS/Community Health Systems, Inc.
144A sr. notes 5.25%, 5/15/30	155,000	129,634
Elanco Animal Health, Inc. sr. unsec.
notes Ser. WI, 6.65%, 8/28/28	345,000	357,486

Putnam VT High Yield Fund 11

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Health care cont.
HCA, Inc. company guaranty sr.
unsec. notes 3.50%, 9/1/30		$320,000	$290,088
Jazz Securities DAC 144A company
guaranty sr. unsub. notes 4.375%,
1/15/29 (Ireland)		470,000	437,765
Minerva Merger Sub, Inc. 144A sr.
unsec. notes 6.50%, 2/15/30		440,000	399,158
Mozart Debt Merger Sub, Inc. 144A sr.
notes 3.875%, 4/1/29		850,000	768,523
Mozart Debt Merger Sub, Inc. 144A sr.
unsec. notes 5.25%, 10/1/29		480,000	452,437
Option Care Health, Inc. 144A
company guaranty sr. unsec. notes
4.375%, 10/31/29		105,000	94,895
Organon Finance 1, LLC 144A sr. notes
4.125%, 4/30/28		375,000	345,173
Owens & Minor, Inc. 144A company
guaranty sr. unsec. notes
6.625%, 4/1/30		250,000	238,703
Owens & Minor, Inc. 144A sr. unsec.
notes 4.50%, 3/31/29		175,000	154,362
Service Corp. International sr. unsec.
bonds 5.125%, 6/1/29		460,000	450,800
Service Corp. International sr. unsec.
notes 3.375%, 8/15/30		225,000	196,222
Service Corp. International sr. unsec.
sub. notes 4.00%, 5/15/31		175,000	156,713
Tenet Healthcare Corp. company
guaranty sr. notes 5.125%, 11/1/27		370,000	361,694
Tenet Healthcare Corp. company
guaranty sr. notes 4.875%, 1/1/26		320,000	316,394
Tenet Healthcare Corp. company
guaranty sr. notes 4.25%, 6/1/29		230,000	214,129
Tenet Healthcare Corp. company
guaranty sr. unsec. notes
6.125%, 10/1/28		45,000	44,873
Tenet Healthcare Corp. company
guaranty sr. unsub. notes
6.125%, 6/15/30		650,000	657,207
Teva Pharmaceutical Finance
Netherlands II BV company guaranty
sr. unsec. unsub. notes 4.375%,
5/9/30 (Israel)	EUR	225,000	232,879
Teva Pharmaceutical Finance
Netherlands III BV company guaranty
sr. unsec. notes 6.75%, 3/1/28 (Israel)		$525,000	536,550
Teva Pharmaceutical Finance
Netherlands III BV company guaranty
sr. unsec. unsub. notes 8.125%,
9/15/31 (Israel)		270,000	293,625
Teva Pharmaceutical Finance
Netherlands III BV company guaranty
sr. unsec. unsub. notes 7.875%,
9/15/29 (Israel)		200,000	215,000
Teva Pharmaceutical Finance
Netherlands III BV company guaranty
sr. unsec. unsub. notes 5.125%,
5/9/29 (Israel)		580,000	553,927
			10,084,383

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Homebuilding (1.1%)
Anywhere Real Estate Group,
LLC/Anywhere Co-Issuer Corp.
144A company guaranty notes
7.00%, 4/15/30	$208,800	$192,553
LGI Homes, Inc. 144A company
guaranty sr. unsec. notes
8.75%, 12/15/28	460,000	489,325
Mattamy Group Corp. 144A sr. unsec.
notes 4.625%, 3/1/30 (Canada)	345,000	319,730
Realogy Group, LLC/Realogy
Co-Issuer Corp. 144A company
guaranty sr. unsec. notes
5.75%, 1/15/29	14,000	10,880
Taylor Morrison Communities, Inc.
144A company guaranty sr. unsec.
notes 5.875%, 6/15/27	140,000	140,700
Taylor Morrison Communities, Inc.
144A sr. unsec. bonds 5.125%, 8/1/30	250,000	241,845
Taylor Morrison Communities, Inc.
144A sr. unsec. notes 5.75%, 1/15/28	155,000	155,711
		1,550,744
Lodging/Tourism (1.5%)
Carnival Corp. 144A company
guaranty sr. notes 7.00%, 8/15/29	105,000	109,633
Carnival Corp. 144A company
guaranty sr. unsec. unsub. notes
10.50%, 6/1/30	465,000	508,617
Carnival Corp. 144A sr. unsec. notes
5.75%, 3/1/27	395,000	385,296
Carnival Holdings Bermuda, Ltd. 144A
company guaranty sr. unsec. unsub.
notes 10.375%, 5/1/28 (Bermuda)	230,000	250,336
Full House Resorts, Inc. 144A
company guaranty sr. notes
8.25%, 2/15/28	545,000	512,300
SugarHouse HSP Gaming Prop. Mezz
LP/SugarHouse HSP Gaming Finance
Corp. 144A company guaranty sr.
unsub. notes 5.875%, 5/15/25	450,000	447,032
		2,213,214
Media (0.2%)
Warnermedia Holdings, Inc.
company guaranty sr. unsec. notes
4.279%, 3/15/32	315,000	288,289
		288,289
Metals (2.9%)
ArcelorMittal SA sr. unsec. unsub.
notes 7.00%, 10/15/39 (France)	525,000	565,012
ATI, Inc. sr. unsec. notes
7.25%, 8/15/30	335,000	348,531
ATI, Inc. sr. unsec. notes
4.875%, 10/1/29	90,000	83,876
ATI, Inc. sr. unsec. sub. notes
5.875%, 12/1/27	435,000	428,670
Big River Steel, LLC/BRS Finance
Corp. 144A sr. notes 6.625%, 1/31/29	256,000	261,012
Commercial Metals Co. sr. unsec.
notes 4.375%, 3/15/32	165,000	148,080
Commercial Metals Co. sr. unsec.
notes 4.125%, 1/15/30	130,000	119,117
Constellium NV 144A company
guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	248,446

12 Putnam VT High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.		amount	Value

Metals cont.
Constellium SE sr. unsec. notes
Ser. REGS, 3.125%, 7/15/29 (France)	EUR	150,000	$151,858
First Quantum Minerals, Ltd. 144A
company guaranty sr. unsec. notes
8.625%, 6/1/31 (Canada)		$465,000	392,344
FMG Resources August 2006 Pty, Ltd.
144A sr. unsec. notes 6.125%, 4/15/32
(Australia)		315,000	317,269
HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 6.125%,
4/1/29 (Canada)		375,000	367,680
Novelis Corp. 144A company guaranty
sr. unsec. bonds 3.875%, 8/15/31		240,000	211,496
Novelis Corp. 144A company guaranty
sr. unsec. notes 4.75%, 1/30/30		140,000	131,663
Novelis Sheet Ingot GMBH company
guaranty sr. unsec. notes Ser. REGS,
3.375%, 4/15/29 (Germany)	EUR	100,000	103,779
TMS International Holding Corp. 144A
sr. unsec. notes 6.25%, 4/15/29		$515,000	424,875
			4,303,708
Oil and gas (11.0%)
Antero Midstream Partners LP/
Antero Midstream Finance Corp. 144A
company guaranty sr. unsec. notes
7.875%, 5/15/26		190,000	194,602
Antero Resources Corp. 144A
company guaranty sr. unsec. notes
7.625%, 2/1/29		96,000	98,508
Apache Corp. sr. unsec. unsub. notes
5.10%, 9/1/40		165,000	141,374
Callon Petroleum Co. 144A
company guaranty sr. unsec. notes
8.00%, 8/1/28		255,000	260,425
Callon Petroleum Co. 144A
company guaranty sr. unsec. notes
7.50%, 6/15/30		630,000	635,368
Centennial Resource Production, LLC
144A company guaranty sr. unsec.
notes 6.875%, 4/1/27		585,000	584,599
Cheniere Energy Partners
LP company guaranty sr. unsec.
unsub. notes 3.25%, 1/31/32		35,000	29,821
Chord Energy Corp. 144A company
guaranty sr. unsec. notes
6.375%, 6/1/26		175,000	175,000
Civitas Resources, Inc. 144A
company guaranty sr. unsec. notes
8.625%, 11/1/30		50,000	53,036
Civitas Resources, Inc. 144A
company guaranty sr. unsec. notes
8.375%, 7/1/28		305,000	318,403
Civitas Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes
8.75%, 7/1/31		530,000	564,210
Comstock Resources, Inc. 144A
company guaranty sr. unsec. notes
5.875%, 1/15/30		455,000	394,622
Comstock Resources, Inc. 144A sr.
unsec. notes 6.75%, 3/1/29		300,000	274,352
Continental Resources, Inc. 144A
company guaranty sr. unsec. bonds
5.75%, 1/15/31		355,000	353,388

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Oil and gas cont.
Encino Acquisition Partners Holdings,
LLC 144A company guaranty sr.
unsec. notes 8.50%, 5/1/28	$635,000	$625,475
Endeavor Energy Resources LP/EER
Finance, Inc. 144A sr. unsec. bonds
5.75%, 1/30/28	940,000	940,887
EnLink Midstream, LLC 144A
company guaranty sr. unsec. notes
5.625%, 1/15/28	595,000	588,266
EQT Corp. sr. unsec. notes
7.00%, 2/1/30	185,000	198,549
Hess Midstream Operations LP 144A
company guaranty sr. unsec. notes
5.50%, 10/15/30	155,000	150,018
Hess Midstream Operations LP 144A
company guaranty sr. unsec. notes
5.125%, 6/15/28	345,000	332,855
Hess Midstream Operations LP 144A
company guaranty sr. unsec. notes
4.25%, 2/15/30	135,000	124,200
Kinetik Holdings LP 144A company
guaranty sr. unsec. notes
5.875%, 6/15/30	400,000	392,421
Occidental Petroleum Corp. sr. unsec.
sub. bonds 6.20%, 3/15/40	890,000	918,925
Ovintiv, Inc. company guaranty sr.
unsec. bonds 6.25%, 7/15/33	155,000	160,234
Ovintiv, Inc. company guaranty sr.
unsec. unsub. bonds 7.375%, 11/1/31	260,000	286,413
Ovintiv, Inc. company guaranty sr.
unsec. unsub. bonds 6.625%, 8/15/37	70,000	72,472
Patterson-UTI Energy, Inc. sr. unsec.
sub. notes 5.15%, 11/15/29	370,000	352,942
Permian Resources Operating, LLC
144A company guaranty sr. unsec.
notes 5.375%, 1/15/26	320,000	315,739
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.125%,
1/15/26 (Canada)	251,000	249,848
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 6.875%,
1/15/29 (Canada)	230,000	221,796
Rockcliff Energy II, LLC 144A sr. unsec.
notes 5.50%, 10/15/29	510,000	482,008
Seadrill Finance, Ltd. 144A
company guaranty notes 8.375%,
8/1/30 (Bermuda)	555,000	579,048
Sitio Royalties Operating Partnership
LP/Sitio Finance Corp. 144A sr. unsec.
notes 7.875%, 11/1/28	505,000	523,291
SM Energy Co. sr. unsec. notes
6.625%, 1/15/27	145,000	144,180
SM Energy Co. sr. unsec. unsub. notes
6.75%, 9/15/26	90,000	89,766
SM Energy Co. sr. unsec. unsub. notes
6.50%, 7/15/28	355,000	355,163
Southwestern Energy Co. company
guaranty sr. unsec. bonds
4.75%, 2/1/32	85,000	78,643
Southwestern Energy Co.
company guaranty sr. unsec. notes
5.375%, 2/1/29	740,000	722,161

Putnam VT High Yield Fund 13

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Oil and gas cont.
Tallgrass Energy Partners LP/
Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes
6.00%, 12/31/30	$240,000	$223,200
Tallgrass Energy Partners LP/
Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes
5.50%, 1/15/28	190,000	180,025
Transocean Aquila, Ltd. 144A
company guaranty sr. notes
8.00%, 9/30/28	95,000	96,422
Transocean Poseidon, Ltd. 144A
company guaranty sr. notes
6.875%, 2/1/27	176,250	175,375
Transocean Titan Financing, Ltd. 144A
company guaranty sr. notes 8.375%,
2/1/28 (Cayman Islands)	350,000	363,121
Transocean, Inc. 144A company
guaranty sr. notes 8.75%, 2/15/30	118,750	124,065
Transocean, Inc. 144A company
guaranty sr. unsec. notes
11.50%, 1/30/27	300,000	313,500
Venture Global Calcasieu Pass, LLC
144A company guaranty sr. notes
6.25%, 1/15/30	65,000	64,648
Venture Global Calcasieu Pass, LLC
144A company guaranty sr. notes
3.875%, 8/15/29	130,000	117,949
Venture Global LNG, Inc. 144A sr.
notes 9.875%, 2/1/32	315,000	328,116
Venture Global LNG, Inc. 144A sr.
notes 9.50%, 2/1/29	340,000	359,777
Venture Global LNG, Inc. 144A sr.
notes 8.375%, 6/1/31	480,000	479,752
Venture Global LNG, Inc. 144A sr.
notes 8.125%, 6/1/28	170,000	171,682
Viper Energy Partners LP 144A
company guaranty sr. unsec. notes
7.375%, 11/1/31	335,000	346,725
Viper Energy Partners LP 144A
company guaranty sr. unsec. notes
5.375%, 11/1/27	50,000	49,091
		16,376,456
Publishing (0.9%)
McGraw-Hill Education, Inc. 144A sr.
notes 5.75%, 8/1/28	455,000	438,734
McGraw-Hill Education, Inc. 144A sr.
unsec. notes 8.00%, 8/1/29	335,000	311,550
News Corp. 144A company
guaranty sr. unsec. unsub. bonds
5.125%, 2/15/32	40,000	37,976
News Corp. 144A sr. unsec. notes
3.875%, 5/15/29	620,000	570,071
		1,358,331
Retail (1.4%)
Asbury Automotive Group, Inc. 144A
company guaranty sr. unsec. bonds
5.00%, 2/15/32	35,000	31,808
Asbury Automotive Group, Inc. 144A
company guaranty sr. unsec. notes
4.625%, 11/15/29	65,000	60,164
Bath & Body Works, Inc. company
guaranty sr. unsec. bonds 6.75%,
perpetual maturity	210,000	211,326

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Retail cont.
Bath & Body Works, Inc. company
guaranty sr. unsec. notes 7.50%,
perpetual maturity	$275,000	$285,742
Bath & Body Works, Inc. 144A
company guaranty sr. unsec. unsub.
bonds 6.625%, 10/1/30	275,000	281,064
Crocs, Inc. 144A company guaranty sr.
unsec. notes 4.25%, 3/15/29	240,000	214,976
Michaels Cos., Inc. (The) 144A sr.
unsec. notes 7.875%, 5/1/29	150,000	94,439
PetSmart, Inc./PetSmart Finance
Corp. 144A company guaranty sr.
unsec. notes 7.75%, 2/15/29	370,000	359,943
Tapestry, Inc. company guaranty sr.
unsec. notes 7.70%, 11/27/30	155,000	163,169
Victoria’s Secret & Co. 144A sr. unsec.
notes 4.625%, 7/15/29	425,000	353,281
		2,055,912
Technology (5.5%)
Ahead DB Holdings, LLC 144A
company guaranty sr. unsec. notes
6.625%, 5/1/28	220,000	191,675
Arches Buyer, Inc. 144A sr. notes
4.25%, 6/1/28	720,000	652,057
Arches Buyer, Inc. 144A sr. unsec.
notes 6.125%, 12/1/28	165,000	142,725
Boxer Parent Co., Inc. 144A company
guaranty sr. notes 7.125%, 10/2/25	185,000	185,992
Central Parent, Inc./CDK Global, Inc.
144A company guaranty sr. notes
7.25%, 6/15/29	200,000	203,972
Clarivate Science Holdings Corp. 144A
sr. unsec. notes 4.875%, 7/1/29	310,000	290,884
Cloud Software Group, Inc. 144A
notes 9.00%, 9/30/29	495,000	470,250
Cloud Software Group, Inc. 144A sr.
notes. 6.50%, 3/31/29	820,000	781,001
CommScope Finance, LLC 144A sr.
notes 6.00%, 3/1/26	140,000	124,807
CommScope Technologies, LLC 144A
company guaranty sr. unsec. notes
6.00%, 6/15/25	151,000	123,065
CrowdStrike Holdings, Inc.
company guaranty sr. unsec. notes
3.00%, 2/15/29	505,000	456,382
Gen Digital, Inc. 144A company
guaranty sr. unsec. unsub. notes
7.125%, 9/30/30	190,000	198,516
Gen Digital, Inc. 144A company
guaranty sr. unsec. unsub. notes
6.75%, 9/30/27	150,000	152,063
Imola Merger Corp. 144A sr. notes
4.75%, 5/15/29	875,000	831,341
NCR Voyix Corp. 144A company guaranty
sr. unsec. sub. notes 5.125%, 4/15/29	525,000	499,066
Polaris Newco, LLC bank term loan
FRN Ser. B, 1.000%, 6/1/28	571	559
RingCentral, Inc. 144A sr. unsec. notes
8.50%, 8/15/30	380,000	388,075
Rocket Software, Inc. 144A sr. unsec.
notes 6.50%, 2/15/29	635,000	552,450
Seagate HDD Cayman company
guaranty sr. unsec. notes 9.625%,
12/1/32 (Cayman Islands)	80,000	91,480

14 Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Technology cont.
Seagate HDD Cayman company
guaranty sr. unsec. notes 3.125%,
7/15/29 (Cayman Islands)	$90,000	$72,898
TTM Technologies, Inc. 144A
company guaranty sr. unsec. notes
4.00%, 3/1/29	455,000	412,913
Twilio, Inc. company guaranty sr.
unsec. notes 3.875%, 3/15/31	390,000	347,297
Twilio, Inc. company guaranty sr.
unsec. notes 3.625%, 3/15/29	335,000	305,616
ZoomInfo Technologies, LLC/
ZoomInfo Finance Corp. 144A
company guaranty sr. unsec. notes
3.875%, 2/1/29	770,000	698,386
		8,173,470
Textiles (0.7%)
Kontoor Brands, Inc. 144A
company guaranty sr. unsec. notes
4.125%, 11/15/29	485,000	434,075
Levi Strauss & Co. 144A sr. unsec. sub.
bonds 3.50%, 3/1/31	645,000	558,466
		992,541
Tire and rubber (0.3%)
Goodyear Tire & Rubber Co. (The)
company guaranty sr. unsec. notes
5.625%, 4/30/33	425,000	380,965
		380,965
Toys (0.2%)
Mattel, Inc. 144A company guaranty
sr. unsec. notes 3.75%, 4/1/29	245,000	223,781
		223,781
Transportation (1.1%)
American Airlines, Inc./AAdvantage
Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.75%, 4/20/29	325,000	316,798
American Airlines, Inc./AAdvantage
Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.50%, 4/20/26	270,833	268,880
United Airlines, Inc. 144A company
guaranty sr. notes 4.625%, 4/15/29	130,000	121,581
United Airlines, Inc. 144A company
guaranty sr. notes 4.375%, 4/15/26	130,000	126,673
Watco Cos., LLC/Watco Finance Corp.
144A sr. unsec. notes 6.50%, 6/15/27	720,000	720,000
		1,553,932
Utilities and power (2.0%)
Buckeye Partners LP sr. unsec. notes
3.95%, 12/1/26	155,000	146,475
Calpine Corp. 144A sr. unsec. notes
5.00%, 2/1/31	520,000	476,692
Calpine Corp. 144A sr. unsec. notes
4.625%, 2/1/29	260,000	241,495
Electricite De France SA 144A jr.
unsec. sub. FRB 9.125%, perpetual
maturity (France)	200,000	221,750
Energy Transfer LP jr. unsec. sub. FRN
6.625%, perpetual maturity	760,000	634,592
NRG Energy, Inc. 144A company
guaranty sr. notes 7.00%, 3/15/33	110,000	116,265
NRG Energy, Inc. 144A jr. unsec. sub.
FRB 10.25%, perpetual maturity	115,000	119,725
Pacific Gas and Electric Co. company
guaranty sr. unsec. unsub. notes
2.95%, 3/1/26	160,000	151,547

	Principal
CORPORATE BONDS AND NOTES (82.8%)* cont.	amount	Value

Utilities and power cont.
PG&E Corp. sr. sub. notes
5.25%, 7/1/30	$95,000	$91,632
Vistra Corp. 144A jr. unsec. sub. FRN
8.00%, 10/15/51	150,000	149,346
Vistra Corp. 144A jr. unsec. sub. FRN
7.00%, perpetual maturity	140,000	137,900
Vistra Operations Co., LLC 144A
company guaranty sr. notes
4.30%, 7/15/29	135,000	126,312
Vistra Operations Co., LLC 144A sr.
bonds 6.95%, 10/15/33	205,000	215,749
Vistra Operations Co., LLC 144A sr.
unsec. notes 7.75%, 10/15/31	175,000	181,753
		3,011,233

Total corporate bonds and notes (cost $124,887,914)		$122,170,565

	Principal
SENIOR LOANS (6.3%)*c	amount	Value

Basic materials (0.8%)
CP Atlas Buyer, Inc. bank term loan FRN
Ser. B1, (CME Term SOFR 1 Month + 3.75%),
8.952%, 11/23/27	$331,577	$325,552
Klockner-Pentaplast of America, Inc. bank term
loan FRN (CME Term SOFR 6 Month + 4.73%),
10.476%, 2/4/26	334,168	313,493
LSF11 A5 HoldCo, LLC bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.25%),
9.706%, 10/15/28	174,399	174,691
Nouryon USA, LLC bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.00%),
9.467%, 4/3/28	286,650	287,456
Nouryon USA, LLC bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.00%),
9.441%, 4/3/28	134,325	134,627
		1,235,819
Capital goods (0.5%)
DexKo Global, Inc. bank term loan FRN (CME
Term SOFR 3 Month + 3.75%), 9.36%, 10/4/28	373,101	370,407
Filtration Group Corp. bank term loan FRN (CME
Term SOFR 1 Month + 4.25%), 9.72%, 10/19/28	64,513	64,727
Filtration Group Corp. bank term loan FRN (CME
Term SOFR 3 Month + 3.50%), 8.97%, 10/19/28	213,354	213,427
Madison IAQ, LLC bank term loan FRN (CME Term
SOFR 1 Month + 3.25%), 8.334%, 6/15/28	103,640	103,169
		751,730
Communication services (0.2%)
Asurion, LLC bank term loan FRN Ser. B9, (CME
Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	141,366	140,129
DIRECTV Financing, LLC bank term loan
FRN (CME Term SOFR 3 Month + 5.00%),
10.65%, 7/22/27	176,652	176,454
		316,583
Consumer cyclicals (1.8%)
AMC Entertainment Holdings, Inc. bank term
loan FRN Ser. B, (CME Term SOFR 1 Month
+ 3.00%), 8.23%, 4/22/26	270,695	225,524
AppleCaramel Buyer, LLC bank term loan
FRN (CME Term SOFR 1 Month + 3.75%),
9.106%, 10/19/27	325,206	325,749
Clear Channel Outdoor Holdings, Inc. bank
term loan FRN Ser. B, (CME Term SOFR 3 Month
+ 3.50%), 8.81%, 8/21/26	305,095	301,534
CMG Media Corp. bank term loan FRN (CME Term
SOFR 3 Month + 3.50%), 8.948%, 12/17/26	214,854	198,202

Putnam VT High Yield Fund 15

	Principal
SENIOR LOANS (6.3%)*c cont.	amount	Value

Consumer cyclicals cont.
Crocs, Inc. bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 3.00%), 8.498%, 2/19/29	$125,929	$126,260
Garda World Security Corp. bank term loan
FRN Ser. B, (CME Term SOFR 3 Month + 4.25%),
9.725%, 10/30/26	292,003	292,050
iHeartCommunications, Inc. bank term loan FRN
(CME Term SOFR 3 Month + 3.25%), 8.72%, 5/1/26	205,068	174,693
iHeartCommunications, Inc. bank term loan
FRN Ser. B, (CME Term SOFR 3 Month + 3.00%),
8.47%, 5/1/26	25,000	21,489
Mattress Firm, Inc. bank term loan FRN
Ser. B, (CME Term SOFR 3 Month + 4.25%),
9.86%, 9/21/28	237,479	235,061
Michaels Cos., Inc. (The) bank term loan
FRN (CME Term SOFR 3 Month + 4.25%),
9.86%, 4/15/28	233,043	192,727
Neptune Bidco US, Inc. bank term loan FRN
Class C, (CME Term SOFR 1 Month + 5.00%),
10.507%, 4/11/29	184,075	167,738
PetSmart, LLC bank term loan FRN Ser. B, (CME
Term SOFR 1 Month + 3.75%), 9.206%, 1/29/28	294,881	291,195
Robertshaw US Holding Corp. bank term
loan FRN (CME Term SOFR 1 Month + 8.00%),
13.448%, 2/28/27	200,000	24,000
		2,576,222
Consumer staples (0.7%)
Ascend Learning, LLC bank term loan FRN (CME
Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	230,000	196,567
Hertz Corp. (The) bank term loan FRN (CME Term
SOFR 1 Month + 3.75%), 9.108%, 6/30/28	135,000	134,719
IRB Holding Corp. bank term loan FRN (CME
Term SOFR 3 Month Plus CSA + 3.00%),
8.456%, 12/15/27	203,447	203,591
PECF USS Intermediate Holding III Corp. bank
term loan FRN Ser. B, (CME Term SOFR 1 Month
+ 4.25%), 9.427%, 12/17/28	316,285	245,054
VM Consolidated, Inc. bank term loan FRN (CME
Term SOFR 1 Month + 3.25%), 8.72%, 3/19/28	276,042	277,008
		1,056,939
Energy (0.2%)
CQP Holdco LP bank term loan FRN Ser. B, (CME
Term SOFR 1 Month + 3.00%), 8.36%, 12/31/30	367,909	368,369
		368,369
Financials (0.1%)
HUB International, Ltd. bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.25%),
9.662%, 6/8/30	200,786	201,543
		201,543
Health care (0.1%)
One Call Corp. bank term loan FRN (CME Term
SOFR 3 Month + 5.50%), 10.81%, 4/22/27	193,563	166,464
		166,464
Technology (1.4%)
Cloud Software Group, Inc. bank term loan
FRN Ser. B, (CME Term SOFR 1 Month + 4.50%),
9.99%, 3/30/29	372,188	362,838
Genesys Cloud Services Holdings, LLC bank
term loan FRN (CME Term SOFR 3 Month
+ 4.00%), 9.47%, 12/1/27	345,238	346,346
Proofpoint, Inc. bank term loan FRN Ser. B, (CME
Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	610,000	614,575

	Principal
SENIOR LOANS (6.3%)*c cont.	amount	Value

Technology cont.
UKG, Inc. bank term loan FRN (CME Term SOFR
3 Month + 5.25%), 10.56%, 5/3/27	$215,000	$215,039
UKG, Inc. bank term loan FRN (CME Term SOFR
3 Month + 3.25%), 8.764%, 5/3/26	339,576	340,130
		1,878,928
Transportation (0.5%)
American Airlines, Inc. bank term loan FRN (CME
Term SOFR 3 Month + 4.75%), 10.427%, 4/20/28	275,000	282,134
American Airlines, Inc. bank term loan FRN (CME
Term SOFR 1 Month + 3.50%), 8.869%, 6/4/29	185,000	185,231
United Airlines, Inc. bank term loan FRN
Ser. B, (CME Term SOFR 3 Month + 3.75%),
9.22%, 4/21/28	259,300	259,876
		727,241

Total senior loans (cost $9,589,231)		$9,279,838

	Principal
CONVERTIBLE BONDS AND NOTES (1.7%)*	amount	Value

Fiverr International, Ltd. cv. sr. unsec. notes
zero %, 11/1/25 (Israel)	$225,000	$199,823
Live Nation Entertainment, Inc. 144A cv. sr.
unsec. notes 3.125%, 1/15/29	195,000	221,442
Match Group Financeco 3, Inc. 144A company
guaranty cv. sr. unsec. notes 2.00%, 1/15/30	265,000	230,047
Middleby Corp. (The) cv. sr. unsec. notes
1.00%, 9/1/25	125,000	152,250
Nabors Industries, Inc. 144A company guaranty
cv. sr. unsec. unsub. notes 1.75%, 6/15/29	155,000	111,895
ON Semiconductor Corp. cv. sr. unsec. notes
zero %, 5/1/27	101,000	165,135
PG&E Corp. 144A cv. sr. notes 4.25%, 12/1/27	278,000	291,344
Realogy Group, LLC/Realogy Co-Issuer
Corp. company guaranty cv. sr. unsec. notes
0.25%, 6/15/26	274,000	214,761
Seagate HDD Cayman 144A company
guaranty cv. sr. unsec. notes 3.50%, 6/1/28
(Cayman Islands)	195,000	235,268
Shake Shack, Inc. cv. sr. unsec. notes
zero %, 3/1/28	280,000	227,023
Spotify USA, Inc. company guaranty cv. sr.
unsec. notes zero %, 3/15/26	270,000	237,600
Welltower OP, LLC 144A company guaranty cv. sr.
unsec. notes 2.75%, 5/15/28 R	204,000	225,542
Total convertible bonds and notes (cost $2,571,096)		$2,512,130

COMMON STOCKS (0.6%)*	Shares	Value

EQT Corp.	6,835	$264,241
GFL Environmental, Inc. (Canada)	4,430	152,879
OneMain Holdings, Inc.	3,625	178,350
Permian Resources Corp.	14,815	201,484
Texas Competitive Electric Holdings Co., LLC/
TCEH Finance, Inc. (Rights) †	36,615	42,107
Total common stocks (cost $775,368)		$839,061

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Apollo Global Management, Inc. $3.38 cv. pfd.	5,667	$318,486
Chart Industries, Inc. $3.375 cv. pfd.	5,389	304,802
Total convertible preferred stocks (cost $552,800)		$623,288

16 Putnam VT High Yield Fund

SHORT-TERM INVESTMENTS (6.3%)*	Shares	Value

Putnam Short Term Investment Fund
Class P 5.53% L	9,365,201	$9,365,201
Total short-term investments (cost $9,365,201)		$9,365,201

Total investments (cost $147,741,610)		$144,790,083

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold
or delivered within the United States except pursuant to an
exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2023 through December 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $147,543,666.

† This security is non-income-producing.

‡‡  Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/23 (aggregate face value $2,877,850)
		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type*	date	Value	face value	depreciation
Bank of America N.A.
	Euro	Sell	3/20/24	$107,745	$105,532	$(2,213)
Goldman Sachs International
	Euro	Sell	3/20/24	97,004	95,010	(1,994)
JPMorgan Chase Bank N.A.
	Euro	Sell	3/20/24	143,290	140,343	(2,947)
Morgan Stanley & Co. International PLC
	Euro	Sell	3/20/24	896,506	888,131	(8,375)
State Street Bank and Trust Co.
	Euro	Sell	3/20/24	1,631,894	1,598,287	(33,607)
UBS AG
	Euro	Sell	3/20/24	51,602	50,547	(1,055)
Unrealized appreciation						—
Unrealized (depreciation)						(50,191)
Total						$(50,191)

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT High Yield Fund 17

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/23
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
CDX NA HY Series 41 Index	B+/P	$(3,340)	$2,734,380	$159,961	12/20/28	500 bp —	$161,178
						Quarterly
Total		$(3,340)					$161,178

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$152,879	$—	$—
Energy	465,725	—	—
Financials	178,350	—	—
Utilities and power	—	42,107	—
Total common stocks	796,954	42,107	—
Convertible bonds and notes	—	2,512,130	—
Convertible preferred stocks	—	623,288	—
Corporate bonds and notes	—	122,170,565	—
Senior loans	—	9,279,838	—
Short-term investments	—	9,365,201	—
Totals by level	$796,954	$143,993,129	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(50,191)	$—
Credit default contracts	—	164,518	—
Totals by level	$—	$114,327	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/23

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $138,376,409)	$135,424,882
Affiliated issuers (identified cost $9,365,201) (Note 5)	9,365,201
Cash	129,650
Dividends, interest and other receivables	2,281,048
Receivable for shares of the fund sold	202,427
Receivable for investments sold	658,257
Deposits with broker (Note 1)	228,140
Total assets	148,289,605

Liabilities
Payable for investments purchased	322,778
Payable for shares of the fund repurchased	52,917
Payable for compensation of Manager (Note 2)	68,758
Payable for custodian fees (Note 2)	7,903
Payable for investor servicing fees (Note 2)	16,598
Payable for Trustee compensation and expenses (Note 2)	114,668
Payable for administrative services (Note 2)	2,056
Payable for distribution fees (Note 2)	9,981
Payable for auditing and tax fees	78,103
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,940
Unrealized depreciation on forward currency contracts (Note 1)	50,191
Payable to broker (Note 1)	27
Other accrued expenses	20,019
Total liabilities	745,939

Net assets	$147,543,666

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$166,399,071
Total distributable earnings (Note 1)	(18,855,405)
Total — Representing net assets applicable to capital shares outstanding	$147,543,666

Computation of net asset value Class IA
Net assets	$99,900,675
Number of shares outstanding	17,793,852
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$5.61

Computation of net asset value Class IB
Net assets	$47,642,991
Number of shares outstanding	8,583,486
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$5.55

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Statement of operations
Year ended 12/31/23

Investment income
Interest (including interest income of $401,313 from investments in affiliated issuers) (Note 5)	$9,603,240
Dividends (net of foreign tax of $14)	58,808
Total investment income	9,662,048

Expenses
Compensation of Manager (Note 2)	781,852
Investor servicing fees (Note 2)	97,742
Custodian fees (Note 2)	21,875
Trustee compensation and expenses (Note 2)	6,021
Distribution fees (Note 2)	108,318
Administrative services (Note 2)	4,537
Auditing and tax fees	79,872
Other	53,208
Total expenses	1,153,425

Expense reduction (Note 2)	(2,270)
Net expenses	1,151,155

Net investment income	8,510,893

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(6,304,494)
Foreign currency transactions (Note 1)	1,885
Forward currency contracts (Note 1)	25,093
Swap contracts (Note 1)	87,774
Total net realized loss	(6,189,742)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	13,693,681
Assets and liabilities in foreign currencies	16
Forward currency contracts	(36,606)
Swap contracts	138,636
Total change in net unrealized appreciation	13,795,727

Net gain on investments	7,605,985

Net increase in net assets resulting from operations	$16,116,878

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/23	12/31/22
Increase (decrease) in net assets
Operations:
Net investment income	$8,510,893	$7,467,073
Net realized loss on investments and foreign currency transactions	(6,189,742)	(4,622,229)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	13,795,727	(21,584,910)
Net increase (decrease) in net assets resulting from operations	16,116,878	(18,740,066)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(5,311,398)	(5,650,434)
Class IB	(2,098,210)	(2,083,476)
Net realized short-term gain on investments
Class IA	—	(147,243)
Class IB	—	(57,475)
Net realized long-term gain on investments
Class IA	—	(55,216)
Class IB	—	(21,553)
Increase (decrease) from capital share transactions (Note 4)	6,954,748	(9,646,235)
Total increase (decrease) in net assets	15,662,018	(36,401,698)
Net assets:
Beginning of year	131,881,648	168,283,346
End of year	$147,543,666	$131,881,648

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 21

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/23	$5.29	.33	.29	.62	(.30)	—	(.30)	$5.61	12.29	$99,901.75		6.18	45
12/31/22	6.30	.29	(.98)	(.69)	(.31)	(.01)	(.32)	5.29	(11.37)	94,436	.75[f]	5.24	28
12/31/21	6.30	.28	.03	.31	(.31)	—	(.31)	6.30	5.20	119,199.70		4.56	44
12/31/20	6.39	.30	(.03)[e]	.27	(.36)	—	(.36)	6.30	5.50	125,959.72		4.98	48
12/31/19	5.94	.33	.51	.84	(.39)	—	(.39)	6.39	14.55	131,799.73		5.29	37
Class IB
12/31/23	$5.23	.31	.30	.61	(.29)	—	(.29)	$5.55	12.13	$47,643	1.00	5.93	45
12/31/22	6.23	.27	(.97)	(.70)	(.29)	(.01)	(.30)	5.23	(11.60)	37,446	1.00[f]	4.98	28
12/31/21	6.23	.27	.03	.30	(.30)	—	(.30)	6.23	4.97	49,084.95		4.32	44
12/31/20	6.32	.28	(.03)[e]	.25	(.34)	—	(.34)	6.23	5.21	53,426.97		4.71	48
12/31/19	5.87	.31	.51	.82	(.37)	—	(.37)	6.32	14.40	54,261.98		5.04	37

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e The Net realized and unrealized gain (loss) on investments shown for the period noted may not correspond with the amounts shown on the Statement of changes in net assets as a result of timing of share activity.

f Includes one-time proxy cost of 0.01%.

The accompanying notes are an integral part of these financial statements.

22 Putnam VT High Yield Fund

Notes to financial statements 12/31/23

Unless otherwise noted, the “reporting period” represents the period from January 1, 2023 through December 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam
Management
Putnam Management	Putnam Investment Management, LLC, the fund’s
manager, an indirect wholly-owned subsidiary of
Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and credit default swap contracts for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares. Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Putnam VT High Yield Fund 23

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $228,140 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $50,191 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

24 Putnam VT High Yield Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,131,729	$23,165,051	$24,296,780

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $117,847 to increase undistributed net investment income and $117,847 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,166,913
Unrealized depreciation	(6,150,502)
Net unrealized depreciation	(2,983,589)
Undistributed ordinary income	8,424,039
Capital loss carryforward	(24,296,780)
Cost for federal income tax purposes	$147,887,999

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.560% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management (the investment manager to the fund and a wholly-owned subsidiary of Putnam Holdings) and PIL (sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings) became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction. However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took

Putnam VT High Yield Fund 25

effect on January 1, 2024. The terms of the new investment management and sub-management contracts are substantially similar to those of the previous investment management and sub-management contracts, and the fee rates payable under the new investment management and sub-management contracts are the same as the fee rates under the previous investment management and sub-management contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$67,418
Class IB	30,324
Total	$97,742

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,270 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $120, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$63,154,534	$57,826,957
U.S. government securities
(Long-term)	—	—
Total	$63,154,534	$57,826,957

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/23		Year ended 12/31/22		Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,253,002	$6,688,795	968,114	$5,398,356	6,271,005	$32,957,979	5,483,499	$30,031,186
Shares issued in connection with
reinvestment of distributions	1,035,360	5,311,398	1,021,448	5,852,893	413,033	2,098,210	380,723	2,162,504
	2,288,362	12,000,193	1,989,562	11,251,249	6,684,038	35,056,189	5,864,222	32,193,690
Shares repurchased	(2,348,572)	(12,479,399)	(3,057,964)	(16,978,774)	(5,259,473)	(27,622,235)	(6,582,917)	(36,112,400)
Net increase (decrease)	(60,210)	$(479,206)	(1,068,402)	$(5,727,525)	1,424,565	$7,433,954	(718,695)	$(3,918,710)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/22	Purchase cost	Sale proceeds	Investment income	12/31/23
Short-term investments
Putnam Short Term Investment Fund
Class P*	$6,780,708	$56,840,790	$54,256,297	$401,313	$9,365,201
Total Short-term investments	$6,780,708	$56,840,790	$54,256,297	$401,313	$9,365,201

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

26 Putnam VT High Yield Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$1,900,000
Centrally cleared credit default contracts (notional)	$2,100,000
Warrants (number of warrants)	10

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$164,518*	Payables	$—
Foreign exchange contracts	Receivables	—	Payables	50,191
Total		$164,518		$50,191

*Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$87,774	$87,774
Foreign exchange contracts	—	25,093	—	$25,093
Equity contracts	(9)	—	—	$(9)
Total	$(9)	$25,093	$87,774	$112,858

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$138,636	$138,636
Foreign exchange contracts	—	(36,606)	—	$(36,606)
Equity contracts	7	—	—	$7
Total	$7	$(36,606)	$138,636	$102,037

Putnam VT High Yield Fund 27

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Barclays			Morgan
		Capital, Inc.	Goldman	JPMorgan	Stanley & Co.	State Street
	Bank of	(clearing	Sachs	Chase Bank	International	Bank and
	America N.A.	broker)	International	N.A.	PLC	Trust Co.	UBS AG	Total
Assets:
Centrally cleared credit default contracts§	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	—	—	—	—	—	—	—	—
Total Assets	$—	$—	$—	$—	$—	$—	$—	$—
Liabilities:
Centrally cleared credit default contracts§	—	1,940	—	—	—	—	—	1,940
Forward currency contracts#	2,213	—	1,994	2,947	8,375	33,607	1,055	50,191
Total Liabilities	$2,213	$1,940	$1,994	$2,947	$8,375	$33,607	$1,055	$52,131
Total Financial and Derivative Net Assets	$(2,213)	$(1,940)	$(1,994)	$(2,947)	$(8,375)	$(33,607)	$(1,055)	$(52,131)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—
Net amount	$(2,213)	$(1,940)	$(1,994)	$(2,947)	$(8,375)	$(33,607)	$(1,055)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $228,140.

28 Putnam VT High Yield Fund

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
19,909,312	671,312	891,969

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
19,644,721	819,952	1,007,921

All tabulations are rounded to the nearest whole number.

Putnam VT High Yield Fund 29

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Barbara M. Baumann Born 1955 Trustee since 2010 Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Jennifer Williams Murphy* Born 1964 Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	Previously, a Director of Western Asset Mortgage Capital Corporation.	
Marie Pillai Born 1954 Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.	Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.	
George Putnam III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

30 Putnam VT High Yield Fund

*Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

†Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡Ms. Trust is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2023, there were 105 funds in the Putnam family of funds, including 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of the 105 funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 127 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Putnam VT High Yield Fund 31

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Kelley Hunt (Born 1984)	Denere P. Poulack (Born 1968)
Vice President and Assistant Treasurer	AML Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2023	Since 2023	and Assistant Treasurer
Director, Financial Reporting, Putnam Holdings	Manager, U.S. Financial Crime Compliance,	Since 2004
Franklin Templeton
James F. Clark (Born 1974)		Janet C. Smith (Born 1965)
Vice President and Chief Compliance Officer	Martin Lemaire (Born 1984)	Vice President, Principal Financial
Since 2016	Vice President and Derivatives Risk Manager	Officer, Principal Accounting Officer,
Chief Compliance Officer, Putnam Management	Since 2022	and Assistant Treasurer
and Putnam Holdings	Risk Manager and Risk Analyst,	Since 2007
	Putnam Management	Head of Fund Administration Services, Putnam
Michael J. Higgins (Born 1976)		Holdings and Putnam Management
Vice President, Treasurer, and Clerk	Alan G. McCormack (Born 1964)
Since 2010	Vice President and Derivatives Risk Manager	Stephen J. Tate (Born 1974)
	Since 2022	Vice President and Chief Legal Officer
Jonathan S. Horwitz (Born 1955)	Head of Quantitative Equities and Risk,	Since 2021
Executive Vice President, Principal Executive	Putnam Management	General Counsel, Putnam Holdings, Putnam
Officer, and Compliance Liaison		Management, and Putnam Retail Management
Since 2004

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

32 Putnam VT High Yield Fund

Other important information

Proxy voting

The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfoliosecurities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisor	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
Limited Partnership		Jane E. Trust
100 Federal Street	Independent Registered
Boston, MA 02110	Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 33

This report has been prepared for the shareholders
of Putnam VT High Yield Fund.	ANVT86 335871 2/24

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2023	$72,192	$ —	$7,863	$ —
December 31, 2022	$60,886	$ —	$9,663	$ —

For the fiscal years ended December31, 2023 and December 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $367,995 and $251,674 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2023	$ —	$360,132	$ —	$ —
December 31, 2022	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2024